UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 22, 2023
ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.03		Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 22, 2023, the Board of Directors (the “Board”) of ONEOK, Inc. (the “Company”) adopted an amendment to Section 2.06 of its Amended and Restated By-laws (as amended, the “By-laws”) effective immediately to clarify and further enhance procedural mechanics in connection with shareholder nominations of directors by requiring a shareholder directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white.

The foregoing description of the amendment to the By-laws is qualified in its entirety by reference to the text of the By-laws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.05		Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On February 22, 2023, the Board approved a revised code of business conduct and ethics (the “Code”) titled “ONE Way to Work.” The Code expands upon existing subjects such as workplace conduct, insider trading and conflicts of interest, and includes new subjects such as diversity and inclusion, environmental protection and sustainability, health and safety at work, community support and human rights.

The foregoing description of the revision to the Code is qualified in its entirety by reference to the text of the Code, a copy of which is attached to this Current Report on Form 8-K as Exhibit 14.1 and is incorporated herein by reference.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number		Description

3.1		Amended and Restated By-laws of ONEOK, Inc.
14.1		ONEOK Code of Business Conduct and Ethics
104		Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	February 24, 2023	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

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